                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  December 19, 1997



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                  (State or other jurisdiction incorporation)



                 1-983                                    25-0687210
        (Commission File Number)               (IRS Employer Identification No.)


4100 Edison Lakes Parkway,  Mishawaka, IN                 46545-3440
 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:       219-273-7000

ITEM 5.  OTHER EVENTS

National Steel Corporation issued a press release on December 19, 1997 announcing that its Board of Directors has authorized the redemption of all outstanding shares of its Series A Preferred Stock. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated December 19, 1997.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NATIONAL STEEL CORPORATION

Date:  December 22, 1997              By: /s/ John A. Maczuzak
                                          -------------------------------------
                                          John A. Maczuzak
                                          President and Chief Operating Officer